UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Semiannual report 4 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 9, 2015

Putnam Global Equity Fund

Selecting companies around the world that are attractive for investors

Putnam Global Equity Fund invests in developed markets such as the United States, the European Union, and Japan, as well as emerging markets such as Brazil, Mexico, and Indonesia. The fund's portfolio manager, Shep Perkins, seeks to build a globally diversified portfolio of companies that he believes have solid growth prospects.

Putnam Global Equity Fund invested in 21 countries and territories as of April 30, 2015.

A globally minded portfolio backed by in-depth research

Portfolio Manager Shep Perkins believes that stock prices are driven by changes in companies' earnings estimates. Drawing on the research of Putnam's Global Equity Research team, he builds a portfolio of his highest-conviction investment insights focused on companies' long-term earnings power. These insights may reflect a variety of business and investment themes:

Underappreciated core business
Companies with pricing power, new product cycles, network effects, dominant franchises, operating leverage, or balance sheet strength.

Positive change
Companies with improving industry dynamics, regulatory frameworks, management changes, or improved capital allocation.

Powerful global themes
Companies that participate in current trends that the manager believes are critical growth drivers.

"We believe that thinking differently from the market is the key to beating it. Our global equity research is focused on gaining and maintaining this investment 'edge'."

Shep Perkins, CFA
Portfolio Manager
Putnam Global Equity Fund

2 Global Equity Fund

Global Equity Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Global Equity Fund (PEQUX)
Fund's benchmark
MSCI World Index (ND)
Fund's Lipper peer group average
Global Multi-Cap Core Funds
8.46
7.00
7.52
6.68
6.87
6.47
11.43
10.51
8.88
14.49
13.49
11.46
6.49
7.41
6.61
5.91
5.09
4.72
LIFE OF FUND
(since 7/1/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. Recent performance may have benefited from one or more legal settlements.

*Returns for the six-month period are not annualized, but cumulative.

4     Global Equity Fund

Interview with your fund’s portfolio manager

Shep Perkins, CFA

Putnam Global Equity Fund outperformed its benchmark, the MSCI World Index [ND], for the six-month reporting period ended April 30, 2015. How did you achieve this result?

We had strong stock selection results across most sectors, which is a testimony to the fundamental research skill of Putnam’s equity analysts. Consumer cyclicals, health care, and communication services were some of the brightest spots. Stock selection in technology detracted from relative performance somewhat, as did select positions in the energy sector. Though we underweighted energy relative to the benchmark, the positions we did take undercut the positive contribution of our lower exposure to this generally underperforming sector.

In late 2014, markets appeared to doubt non-U.S. stock potential, but European stocks proved to be strong performers in the first four months of 2015. What drove European stocks upward?

Investors were generally surprised by the strength of the European stock market for much of the six-month reporting period. Toward the end of 2014, many acknowledged that although there were interesting investment ideas outside the United States, they couldn’t bring themselves to invest there because they assumed currency depreciation would consume all their return when translated back into dollars. Though currency weakness was an important driver for European markets for much of the period, late-period gains in the euro’s value relative

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Equity Fund     5

to the U.S. dollar also helped propel non-U.S. markets higher.

Economically, there was not a lot of positive movement in Europe, but the economy did improve more than people expected. By the end of the period, we began to see early signs of the effectiveness of the European Central Bank’s monthly bond-buying program, which it announced in January and launched in March. In addition, European exporters continued to become more competitive relative to global counterparts during the period, and the consumer sector also showed improvement. Auto sales in Europe were up, for example, and signs of better results in other industries were not hard to find.

Japanese stocks also generally performed well during the period. Was currency weakness the key to Japanese equities’ strength?

The yen declined in relative value versus the U.S. dollar at the start of the period through much of 2014, but it did not depreciate substantially versus the dollar year to date in 2015. While general currency weakness was important for Japanese exporters in particular, other factors were arguably more relevant to Japanese stocks’ outperformance during the period as a whole. One important factor concerned the changing behaviors of Japanese money managers. Led by the Government Pension Investment Fund [GPIF], Japan’s largest pension fund, money managers appeared set to increase their holdings of Japanese stocks and lower their allocations to Japanese government bonds, which the Bank of Japan itself was purchasing in vast quantities as an economic stimulus measure.

While this change made an important difference for the market, a change with perhaps even greater significance has been building momentum behind better corporate governance. For decades, Japanese companies have run conservative, cash-heavy balance sheets and relied on conglomerate-style business models to insulate themselves from

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Global Equity Fund

“We think stocks are still relatively
cheap, especially compared with
bonds.”

Shep Perkins

cyclical weakness in any one industry. Now, the government under Prime Minister Shinzo Abe has begun to exert pressure on company boards to increase the return on equity for shareholders. Accordingly, many companies are looking to execute share buybacks, to engage in corporate mergers, and to find more growth-oriented methods for making their cash work to the benefit of shareholders. This has breathed new life into the balance sheets of many Japanese companies, and expected future developments in this vein continue to make Japanese stocks attractive, in our view.

In addition, we believe Japanese stocks are as attractively valued now as they ever have been and currently look cheaper relative to virtually every other developed market. This is especially remarkable, in our view, given the other positive trends at work for Japanese equities.

In emerging markets, the BRICs [Brazil, Russia, India, and China] had mixed performance. What are your thoughts on the investment potential of these countries?

With the exception of India, the economies of the BRIC countries appear to be in a downturn, and we have limited our exposures to them in the fund. Though its market rebounded sharply late in the period, Brazil continues to struggle with protracted commodity price and currency weakness. Russia, too, has been under significant pressure due to weaker oil prices — notwithstanding oil’s 50% rebound since its March trough — and the ruble lost a substantial amount of its value versus the dollar over the six-month reporting period. These pressures abated somewhat late in the period, but there is still much ground to cover for Russian

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Global Equity Fund     7

companies, where industries like finance also continue to suffer from the added weight of European and U.S. sanctions.

China, by contrast, delivered mixed results during the period, and despite a recent market advance, it was mostly disappointing to us for fundamental reasons. I believe the market may still be underappreciating the magnitude of real estate overbuilding in certain Chinese cities, as well as the dangers of China’s so-called shadow banking system, where developers borrow at excessive interest rates to fund real estate projects and have sizable asset/liability duration mismatches.

Other risks in China are also glaring, in my view, including the excess capacity in the automobile market. Commodity price weakness has generally helped automakers, but if China’s economy slows down meaningfully, demand for cars there could tilt downward, which would have negative repercussions for automakers around the world.

India is a different story. The country’s prime minister, Narendra Modi, has an ambitious economic reform agenda that includes opening the country to more foreign investment. In addition, the country is a net importer of energy and so a beneficiary of the substantial decline in the price of oil. Having said that, we are cautious about India as an area of investment, and its market has so far in 2015 largely disappointed investors. On the whole, we believe that instituting structural economic change in an economy as large as India’s is no easy task and could take quite a bit longer than expected.

What were some of the top contributors to the fund’s relative results?

Impax Laboratories was the top contributor during the period. The company is a generic and specialty pharmaceutical maker that is in what we would describe as a turnaround

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Global Equity Fund

situation. The FDA had formerly expressed concerns about Impax’s manufacturing facilities, but during the period there was news of progress in the company’s attempt to secure FDA clearance of those facilities. Impax also recently made some strategic acquisitions of other drug companies that helped to diversify its portfolio of drug offerings. Overall, the stock was generally swept up in the positive market sentiment surrounding consolidation in this industry.

Luxottica Group was also a top contributor. This Italian company owns LensCrafters and Sunglass Hut, and it makes or holds licensing rights to a significant portion of the high-end sunglasses available in the United States. A large part of its earnings are derived from U.S. dollar-based sales, which management successfully grew during the period. The pronounced change in value between the weakening euro and the strengthening dollar — which is a theme we anticipated and positioned the portfolio to take advantage of — had a substantial positive impact on Luxottica’s earnings, and the stock rose on this development.

The stock of Mediaset also performed well during the period. We like this European TV broadcaster because we think it will see improving fundamentals, and with that, an expanding price-to-earnings multiple. For much of 2014, the stock did not perform well, largely because European stocks were mostly out of favor. In 2015 to date, that situation has appeared to reverse, and the stock rebounded during the reporting period.

What strategies or holdings detracted from relative results?

Genworth Financial, a diversified consumer insurance company, has a long-term-care [LTC] insurance business that dragged down Genworth’s overall results. We believe that the seeds of the main problem in this area of the company’s operations were sown back in the 1980s, when many of its LTC policies were poorly underwritten. Now, as its policyholders have aged, the costs to support them have grown much larger than management or the market expected. In recent quarters, the company boosted cash reserves in this portion of its business, for which investors perhaps too eagerly punished the stock. We continued to hold this position at the end of the period.

Ezion, a Singapore-listed offshore oil-servicing company, was also a large detractor from the fund’s benchmark-relative return. The company makes liftboats — self-propelled, “jack-up” boats with wide platforms that are used to service offshore oil rigs — and it is one of the few companies with its capabilities operating in the Asia-Pacific region. The stock came under pressure during the period because investors generally steered clear of energy stocks, particularly offshore oil producers and related servicing companies, in light of oil’s steep price decline. In our view, the market painted this and some other companies with too broad a brush, and we maintained it in the portfolio at period-end.

During the period, we believed that the Internet company AOL had a lot going for it. The company’s leadership was in the process of transforming the business, bringing it from the dial-up Internet service days of old into the contemporary world of digital advertising and online video. Given the plan and capabilities of its management team, we also thought the company could be a possible takeover target, but the stock declined in value during the period. Having said that, shortly after period-end, it was announced that the company would be purchased by Verizon Communications, which gave a 25% lift to AOL’s stock price.

What is your outlook for global stock markets? Do stocks still have room to run?

In the months ahead, we think Europe will continue to surprise to the upside economically and in terms of market performance, while Japanese stocks may also continue to

Global Equity Fund     9

benefit from a heightened focus on corporate governance and other government stimulus-related measures. Other developed and emerging markets may have to contend with more volatile and disappointingly difficult economic conditions.

With the current price-to-earnings ratio [P/E] of U.S. stocks roughly between 16x and 17x, some market observers think that stocks in general have become too expensive. The P/E has expanded in recent years and is now slightly above average historical levels. We think stocks are still relatively cheap, especially compared with bonds. If one were to assume the historical average relationship between market P/E and the 10-year Treasury yield, today’s low yield implies an equity market P/E of more than 30x. While this level of P/E would be extreme and unlikely, in our view, it is much less of a stretch to think that the market’s P/E can continue to expand into the low 20x’s, especially in a scenario with a benign economic and political backdrop. If that were the case, I believe stocks would be cheaper than bonds at yield levels at the end of April 2015.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. He joined Putnam in 2011 and has been in the investment industry since 1993.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.46%	8.16%	8.21%	8.21%	7.70%	7.70%	7.97%	7.79%	8.21%	8.65%	8.65%	8.63%
10 years	90.84	79.86	79.59	79.59	77.00	77.00	81.45	75.10	86.32	96.45	96.77	95.75
Annual average	6.68	6.05	6.03	6.03	5.88	5.88	6.14	5.76	6.42	6.99	7.00	6.95
5 years	71.77	61.90	65.32	63.32	65.36	65.36	67.46	61.60	69.80	74.48	74.78	73.86
Annual average	11.43	10.12	10.58	10.31	10.58	10.58	10.86	10.08	11.17	11.78	11.81	11.70
3 years	50.06	41.43	46.68	43.68	46.62	46.62	47.71	42.54	48.94	51.75	52.00	51.21
Annual average	14.49	12.25	13.62	12.84	13.60	13.60	13.89	12.54	14.20	14.92	14.98	14.78
1 year	6.49	0.36	5.65	0.65	5.70	4.70	5.91	2.20	6.25	6.90	6.93	6.70
6 months	5.91	–0.18	5.47	0.47	5.53	4.53	5.65	1.95	5.83	6.10	6.12	6.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Equity Fund     11

Comparative index returns For periods ended 4/30/15

	MSCI World Index (ND)	Lipper Global Multi-Cap Core Funds category average*
Annual average (life of fund)	7.00%	7.52%
10 years	94.36	89.02
Annual average	6.87	6.47
5 years	64.84	54.41
Annual average	10.51	8.88
3 years	46.17	39.08
Annual average	13.49	11.46
1 year	7.41	6.61
6 months	5.09	4.72

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/15, there were 155, 153, 105, 77, 43, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		—	—	1		1	1	1	1
Income	$0.075		—	—	$0.013		$0.048	$0.116	$0.129	$0.108
Capital gains	—		—	—	—		—	—	—	—
Total	$0.075		—	—	$0.013		$0.048	$0.116	$0.129	$0.108
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/14	$12.85	$13.63	$11.52	$12.12	$12.28	$12.73	$12.70	$13.33	$13.33	$13.28
4/30/15	13.53	14.36	12.15	12.79	12.96	13.43	13.39	14.02	14.01	13.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Global Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.43%	8.12%	8.17%	8.17%	7.66%	7.66%	7.94%	7.75%	8.17%	8.61%	8.61%	8.59%
10 years	83.33	72.79	72.45	72.45	69.86	69.86	74.41	68.30	78.81	88.46	88.77	87.78
Annual average	6.25	5.62	5.60	5.60	5.44	5.44	5.72	5.34	5.98	6.54	6.56	6.50
5 years	69.89	60.13	63.58	61.58	63.58	63.58	65.68	59.88	67.80	72.60	72.88	71.97
Annual average	11.18	9.87	10.34	10.07	10.34	10.34	10.63	9.84	10.91	11.53	11.57	11.45
3 years	46.31	37.89	43.02	40.02	43.03	43.03	44.14	39.09	45.23	47.87	48.11	47.34
Annual average	13.52	11.31	12.67	11.88	12.67	12.67	12.96	11.63	13.25	13.93	13.99	13.79
1 year	4.58	–1.43	3.81	–1.19	3.78	2.78	4.09	0.45	4.33	4.98	5.00	4.77
6 months	4.66	–1.36	4.26	–0.74	4.21	3.21	4.43	0.78	4.49	4.82	4.84	4.69

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/14	1.27%	2.02%	2.02%	1.77%	1.52%	0.96%	0.86%	1.02%
Annualized expense ratio for the six-month period ended 4/30/15*	1.22%	1.97%	1.97%	1.72%	1.47%	0.93%	0.83%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Includes an increase of 0.03% from annualizing the performance fee adjustment for the six months ended 4/30/15.

Global Equity Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.23	$10.04	$10.04	$8.77	$7.50	$4.75	$4.24	$4.96
Ending value (after expenses)	$1,059.10	$1,054.70	$1,055.30	$1,056.50	$1,058.30	$1,061.00	$1,061.20	$1,060.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.11	$9.84	$9.84	$8.60	$7.35	$4.66	$4.16	$4.86
Ending value (after expenses)	$1,018.74	$1,015.03	$1,015.03	$1,016.27	$1,017.50	$1,020.18	$1,020.68	$1,019.98

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Equity Fund     15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Global Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund     17

The fund’s portfolio 4/30/15 (Unaudited)

COMMON STOCKS (98.4%)*	Shares	Value
Aerospace and defense (2.0%)
BAE Systems PLC (United Kingdom)	486,166	$3,784,567
Bombardier, Inc. Class B (Canada)	1,799,974	3,640,229
L-3 Communications Holdings, Inc.	38,000	4,366,580
Northrop Grumman Corp.	45,000	6,931,800
		18,723,176
Airlines (1.8%)
Aer Lingus Group PLC (Ireland)	1,802,084	4,681,427
American Airlines Group, Inc.	123,600	5,968,026
Spirit Airlines, Inc. †	88,100	6,032,207
		16,681,660
Automobiles (1.3%)
Yamaha Motor Co., Ltd. (Japan)	530,000	12,446,494
		12,446,494
Banks (4.5%)
Bank of America Corp.	267,100	4,254,903
Bank of Ireland (Ireland) †	33,054,703	12,751,316
ING Groep NV GDR (Netherlands) †	615,455	9,455,231
Metro Bank PLC (acquired 1/15/14, cost $2,776,744) (Private) (United Kingdom) †ΔΔ F	130,448	2,843,374
Natixis SA (France)	1,047,532	8,667,961
Permanent TSB Group Holdings PLC (Ireland) †	748,159	4,203,161
		42,175,946
Beverages (1.1%)
Anheuser-Busch InBev NV ADR (Belgium)	48,400	5,809,936
Britvic PLC (United Kingdom)	417,679	4,643,131
		10,453,067
Biotechnology (1.3%)
Biogen, Inc. †	11,100	4,150,623
Celgene Corp. †	45,000	4,862,700
PTC Therapeutics, Inc. †	57,000	3,348,750
		12,362,073
Building products (2.4%)
Assa Abloy AB Class B (Sweden)	198,500	11,474,594
Fortune Brands Home & Security, Inc.	145,771	6,501,387
LIXIL Group Corp. (Japan)	205,500	4,270,297
		22,246,278
Capital markets (2.8%)
Charles Schwab Corp. (The)	180,600	5,508,300
E*Trade Financial Corp. †	384,000	11,055,360
Morgan Stanley	240,900	8,987,979
		25,551,639
Chemicals (3.6%)
Akzo Nobel NV (Netherlands)	81,479	6,209,935
Axiall Corp.	94,429	3,852,703
Huntsman Corp.	217,400	5,011,070
Monsanto Co.	81,800	9,321,928
Sherwin-Williams Co. (The)	16,500	4,587,000
Symrise AG (Germany)	72,202	4,411,799
		33,394,435

18     Global Equity Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value
Commercial services and supplies (0.9%)
Kaba Holding AG Class B (Switzerland)	6,076	$4,011,808
Regus PLC (United Kingdom)	1,045,062	3,992,584
		8,004,392
Containers and packaging (0.8%)
Sealed Air Corp.	168,200	7,669,920
		7,669,920
Diversified financial services (2.0%)
Challenger, Ltd. (Australia)	2,419,858	13,477,767
Eurazeo SA (France)	72,253	5,174,991
		18,652,758
Diversified telecommunication services (1.7%)
Com Hem Holding AB (Sweden) †	587,939	4,937,300
Koninklijke KPN NV (Netherlands)	1,646,600	6,099,012
Telecom Italia SpA RSP (Italy) †	4,981,776	4,806,461
		15,842,773
Electric utilities (1.2%)
Exelon Corp.	317,300	10,794,546
		10,794,546
Electronic equipment, instruments, and components (0.6%)
Murata Manufacturing Co., Ltd. (Japan)	40,500	5,714,280
		5,714,280
Energy equipment and services (1.3%)
Ezion Holdings, Ltd. (Singapore) S	6,355,040	5,750,567
Halliburton Co.	128,500	6,290,075
		12,040,642
Food products (3.5%)
Associated British Foods PLC (United Kingdom)	111,466	4,881,261
JM Smucker Co. (The)	48,600	5,633,712
Kerry Group PLC Class A (Ireland)	65,395	4,797,761
Kraft Foods Group, Inc.	48,000	4,068,000
Nestle SA (Switzerland)	83,258	6,492,432
Pinnacle Foods, Inc.	161,400	6,544,770
		32,417,936
Health-care equipment and supplies (0.5%)
Cooper Cos., Inc. (The)	27,000	4,807,890
		4,807,890
Health-care providers and services (2.2%)
Capital Senior Living Corp. †	210,153	5,499,704
Cardinal Health, Inc.	74,600	6,291,764
China Pioneer Pharma Holdings, Ltd. (China) S	2,665,000	2,070,743
Universal Health Services, Inc. Class B	54,000	6,315,300
		20,177,511
Hotels, restaurants, and leisure (3.7%)
Accor SA (France)	69,136	3,783,282
Dalata Hotel Group PLC (Ireland) †	944,937	3,830,906
Hilton Worldwide Holdings, Inc. †	167,771	4,858,648
NH Hotel Group SA (Spain) †	918,590	5,363,612
Thomas Cook Group PLC (United Kingdom) †	4,513,754	9,935,059
TUI AG (Germany)	365,864	6,858,387
		34,629,894

Global Equity Fund     19

COMMON STOCKS (98.4%)* cont.	Shares	Value
Household durables (2.8%)
Coway Co., Ltd. (South Korea)	58,049	$4,885,537
PulteGroup, Inc.	352,100	6,795,530
Standard Pacific Corp. †	457,735	3,707,654
Techtronic Industries Co., Ltd. (Hong Kong)	1,538,000	5,464,144
Whirlpool Corp.	26,900	4,723,640
		25,576,505
Independent power and renewable electricity producers (1.7%)
Calpine Corp. †	389,900	8,503,719
NRG Energy, Inc.	269,700	6,807,228
		15,310,947
Industrial conglomerates (1.4%)
Toshiba Corp. (Japan)	3,299,000	13,192,973
		13,192,973
Insurance (6.8%)
Admiral Group PLC (United Kingdom)	241,321	5,758,981
American International Group, Inc.	254,123	14,304,584
Assured Guaranty, Ltd.	296,300	7,700,837
Genworth Financial, Inc. Class A †	831,400	7,308,006
Hartford Financial Services Group, Inc. (The)	381,500	15,553,755
Prudential PLC (United Kingdom)	312,254	7,792,402
St James’s Place PLC (United Kingdom)	322,525	4,407,729
		62,826,294
Internet and catalog retail (1.3%)
Amazon.com, Inc. †	17,100	7,212,438
FabFurnish GmbH (acquired 8/2/13, cost $17) (Private) (Brazil) †ΔΔ F	13	11
Global Fashion Holding SA (acquired 8/2/13, cost $855,718) (Private) (Brazil) †ΔΔ F	20,200	471,184
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private) (Brazil) †ΔΔ F	13	11
New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private) (Brazil) †ΔΔ F	5	4
Zalando SE (Germany) †	137,561	4,208,718
		11,892,366
Internet software and services (3.1%)
AOL, Inc. †	170,900	6,818,910
Facebook, Inc. Class A †	67,800	5,340,606
Google, Inc. Class C †	21,962	11,801,126
Yahoo!, Inc. †	104,400	4,443,786
		28,404,428
IT Services (1.6%)
Computer Sciences Corp.	74,400	4,795,080
Visa, Inc. Class A	155,600	10,277,380
		15,072,460
Leisure products (0.6%)
Brunswick Corp.	105,600	5,284,224
		5,284,224
Machinery (0.6%)
Pall Corp.	56,500	5,498,580
		5,498,580
Media (4.4%)
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	482,696	7,811,003
Charter Communications, Inc. Class A †	38,600	7,220,516
DISH Network Corp. Class A †	75,400	5,101,564

20     Global Equity Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value
Media cont.
Global Mediacom Tbk PT (Indonesia)	33,949,400	$4,050,503
Liberty Global PLC Ser. A (United Kingdom) †	121,000	6,308,940
Live Nation Entertainment, Inc. †	142,700	3,576,062
Mediaset SpA (Italy) †	1,225,329	6,329,778
		40,398,366
Multi-utilities (0.7%)
Veolia Environnement SA (France)	309,064	6,548,127
		6,548,127
Multiline retail (0.5%)
Dollar General Corp.	64,500	4,689,795
		4,689,795
Oil, gas, and consumable fuels (4.3%)
Anadarko Petroleum Corp.	89,500	8,421,950
BG Group PLC (United Kingdom)	376,133	6,826,926
Cabot Oil & Gas Corp.	171,500	5,800,130
Exxon Mobil Corp.	109,400	9,558,278
Genel Energy PLC (United Kingdom) †	484,471	4,669,940
MarkWest Energy Partners LP	71,600	4,830,136
		40,107,360
Paper and forest products (0.4%)
Boise Cascade Co. †	107,900	3,744,130
		3,744,130
Personal products (1.1%)
Coty, Inc. Class A †	246,400	5,891,424
Estee Lauder Cos., Inc. (The) Class A	55,800	4,535,982
		10,427,406
Pharmaceuticals (8.8%)
Astellas Pharma, Inc. (Japan)	755,400	11,758,295
AstraZeneca PLC (United Kingdom)	146,842	10,119,530
Bristol-Myers Squibb Co.	84,000	5,353,320
Endo International PLC †	66,100	5,556,697
Impax Laboratories, Inc. †	119,400	5,404,044
Jazz Pharmaceuticals PLC †	32,100	5,736,270
Mylan NV †	87,000	6,286,620
Novartis AG (Switzerland)	138,205	14,279,217
Sanofi (France)	66,147	6,727,041
Shionogi & Co., Ltd. (Japan)	174,100	5,675,138
Valeant Pharmaceuticals International, Inc. † S	20,200	4,381,986
		81,278,158
Real estate investment trusts (REITs) (1.2%)
Altisource Residential Corp.	143,126	2,740,863
Hibernia REIT PLC (Ireland)	6,097,177	8,402,051
		11,142,914
Real estate management and development (2.6%)
Howard Hughes Corp. (The) †	35,700	5,300,379
Kennedy-Wilson Holdings, Inc.	243,735	6,039,753
RE/MAX Holdings, Inc. Class A	191,857	6,482,848
Sumitomo Realty & Development Co., Ltd. (Japan)	159,000	6,141,390
		23,964,370
Road and rail (0.5%)
Union Pacific Corp.	46,700	4,960,941
		4,960,941

Global Equity Fund     21

COMMON STOCKS (98.4%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (3.5%)
Canadian Solar, Inc. (Canada) † S	152,300	$5,391,420
Lam Research Corp.	64,100	4,844,678
Micron Technology, Inc. †	375,400	10,560,002
SK Hynix, Inc. (South Korea)	122,977	5,257,570
Sumco Corp. (Japan) S	452,100	6,845,165
		32,898,835
Software (0.9%)
Activision Blizzard, Inc.	170,900	3,899,084
TiVo, Inc. †	386,600	4,271,930
		8,171,014
Specialty retail (2.2%)
Home Depot, Inc. (The)	57,700	6,172,746
Inditex SA (Spain)	175,941	5,638,603
Lowe’s Cos., Inc.	91,600	6,307,576
Tile Shop Holdings, Inc. †	195,182	2,531,511
		20,650,436
Technology hardware, storage, and peripherals (0.6%)
Samsung Electronics Co., Ltd. (South Korea)	4,455	5,842,797
		5,842,797
Textiles, apparel, and luxury goods (0.6%)
Luxottica Group SpA (Italy)	86,843	5,728,339
		5,728,339
Thrifts and mortgage finance (0.9%)
Dewan Housing Finance Corp., Ltd. (India)	538,024	3,775,519
Radian Group, Inc. S	269,600	4,815,056
		8,590,575
Tobacco (3.6%)
Imperial Tobacco Group PLC (United Kingdom)	166,396	8,135,496
Japan Tobacco, Inc. (Japan)	573,000	20,049,102
Philip Morris International, Inc.	66,400	5,542,408
		33,727,006
Transportation infrastructure (0.7%)
Aena SA (Spain) †	67,679	6,359,328
		6,359,328
Wireless telecommunication services (1.8%)
Bharti Infratel, Ltd. (India)	1,024,016	6,459,378
Vodafone Group PLC ADR (United Kingdom)	278,781	9,813,091
		16,272,469
Total common stocks (cost $810,079,846)		$913,348,453

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $3,599,997) (Private) †ΔΔ F	108,051	$3,239,998
Total convertible preferred stocks (cost $3,599,997)		$3,239,998

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
0.875%, September 15, 2016 [i]	$155,000	$156,141
0.875%, October 15, 2017 [i]	103,000	103,324
2.500%, May 15, 2024 [i]	19,000	20,003
Total U.S. treasury obligations (cost $279,468)		$279,468

22     Global Equity Fund

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 13,730,325	$13,730,325
Putnam Short Term Investment Fund 0.07% L	Shares 10,998,983	10,998,983
SSgA Prime Money Market Fund Class N 0.03% P	Shares 2,120,000	2,120,000
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 Δ	$241,000	240,993
U.S. Treasury Bills with an effective yield of 0.08%, May 28, 2015	110,000	109,994
U.S. Treasury Bills with an effective yield of 0.02%, July 16, 2015 Δ	270,000	269,997
U.S. Treasury Bills with an effective yield of 0.01%, July 2, 2015	350,000	349,999
Total short-term investments (cost $27,820,464)		$27,820,291

TOTAL INVESTMENTS
Total investments (cost $841,779,775)	$944,688,210

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $928,119,164.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $6,554,582, or 0.7% of net assets.

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $4,162,916 to cover certain derivative contracts and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

Global Equity Fund     23

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	52.4%
United Kingdom	10.1
Japan	9.3
Ireland	4.2
France	3.3
Spain	2.7
Switzerland	2.7
Netherlands	2.3
Italy	1.8
Sweden	1.8
South Korea	1.7
Germany	1.7
Australia	1.5
India	1.1
Canada	1.0
Belgium	0.6
Singapore	0.6
Hong Kong	0.6
Other	0.6
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $161,520,124) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Euro	Sell	6/17/15	$4,765,570	$4,301,661	$(463,909)
	Hong Kong Dollar	Buy	5/20/15	5,960,175	5,958,152	2,023
	Japanese Yen	Sell	5/20/15	347,741	319,596	(28,145)
	Singapore Dollar	Sell	5/20/15	182,304	178,945	(3,359)
	Swiss Franc	Buy	6/17/15	7,335,013	7,167,539	167,474
Citibank, N.A.
	Australian Dollar	Buy	7/15/15	4,925,759	4,739,705	186,054
	Canadian Dollar	Buy	7/15/15	3,092,230	2,949,739	142,491
	Danish Krone	Buy	6/17/15	5,800,864	5,764,162	36,702
	Euro	Sell	6/17/15	8,389,684	8,393,149	3,465
	Japanese Yen	Sell	5/20/15	6,516,230	6,728,592	212,362
Credit Suisse International
	Australian Dollar	Buy	7/15/15	3,997,297	3,846,515	150,782
	Canadian Dollar	Buy	7/15/15	16,747,442	16,121,425	626,017
	Euro	Buy	6/17/15	1,209,986	1,182,202	27,784
	Japanese Yen	Sell	5/20/15	158,964	159,671	707
	Swiss Franc	Buy	6/17/15	1,946,528	1,903,732	42,796
Deutsche Bank AG
	Australian Dollar	Buy	7/15/15	7,413,035	7,182,882	230,153
	British Pound	Sell	6/17/15	7,866,643	7,804,404	(62,239)
	Canadian Dollar	Buy	7/15/15	678,293	646,713	31,580
	Euro	Sell	6/17/15	12,229,731	12,346,084	116,353

24     Global Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $161,520,124) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	British Pound	Sell	6/17/15	$1,774,231	$1,820,755	$46,524
	Canadian Dollar	Buy	7/15/15	2,288,993	2,192,523	96,470
	Euro	Sell	6/17/15	3,829,037	3,830,578	1,541
JPMorgan Chase Bank N.A.
	Euro	Sell	6/17/15	10,970,762	10,928,363	(42,399)
	Japanese Yen	Buy	5/20/15	648,493	697,437	(48,944)
	Norwegian Krone	Buy	6/17/15	2,283,785	2,229,153	54,632
	Singapore Dollar	Sell	5/20/15	356,752	390,398	33,646
	Swedish Krona	Sell	6/17/15	5,682,490	5,671,916	(10,574)
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/15/15	238,204	241,116	(2,912)
	Canadian Dollar	Buy	7/15/15	2,390,836	2,279,560	111,276
	Euro	Sell	6/17/15	6,125,426	5,833,734	(291,692)
	Israeli Shekel	Buy	7/15/15	2,231,204	2,179,548	51,656
	Japanese Yen	Buy	5/20/15	275,630	280,152	(4,522)
	Swedish Krona	Buy	6/17/15	315,899	308,112	7,787
	Swiss Franc	Sell	6/17/15	2,581,844	2,496,497	(85,347)
UBS AG
	British Pound	Sell	6/17/15	7,280,298	7,275,709	(4,589)
	Swiss Franc	Buy	6/17/15	7,215,207	7,057,390	157,817
WestPac Banking Corp.
	British Pound	Sell	6/17/15	6,307,095	6,317,688	10,593
	Canadian Dollar	Buy	7/15/15	1,881,619	1,794,627	86,992
Total						$1,587,046

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized depreciation
JPMorgan Chase Bank N.A.
baskets	36,877	$—	7/16/15	(3 month USD-LIBOR-BBA plus 30 bp)	A basket (JPCMPTMD) of common stocks	$(1,377)
Total		$—	$(1,377)

Global Equity Fund     25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$74,490,844	$86,334,365	$471,210
Consumer staples	38,026,232	48,999,183	—
Energy	34,900,569	17,247,433	—
Financials	100,052,623	90,008,499	2,843,374
Health care	67,995,668	50,629,964	—
Industrials	43,899,750	51,767,578	—
Information technology	72,444,002	23,659,812	—
Materials	34,186,751	10,621,734	—
Telecommunication services	9,813,091	22,302,151	—
Utilities	26,105,493	6,548,127	—
Total common stocks	501,915,023	408,118,846	3,314,584
Convertible preferred stocks	—	—	3,239,998
U.S. treasury obligations	—	279,468	—
Short-term investments	13,118,983	14,701,308	—
Totals by level	$515,034,006	$423,099,622	$6,554,582

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,587,046	$—
Total return swap contracts	—	(1,377)	—
Totals by level	$—	$1,585,669	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26     Global Equity Fund

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value, including $12,977,051 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $817,050,467)	$919,958,902
Affiliated issuers (identified cost $24,729,308) (Notes 1 and 5)	24,729,308
Foreign currency (cost $479) (Note 1)	119
Dividends, interest and other receivables	1,529,431
Foreign tax reclaim	220,839
Receivable for shares of the fund sold	143,632
Receivable for investments sold	5,962,575
Unrealized appreciation on forward currency contracts (Note 1)	2,635,677
Prepaid assets	47,628
Total assets	955,228,111
LIABILITIES
Payable for investments purchased	7,741,040
Payable for shares of the fund repurchased	478,848
Payable for compensation of Manager (Note 2)	551,268
Payable for custodian fees (Note 2)	25,171
Payable for investor servicing fees (Note 2)	238,658
Payable for Trustee compensation and expenses (Note 2)	543,938
Payable for administrative services (Note 2)	2,798
Payable for distribution fees (Note 2)	209,742
Unrealized depreciation on OTC swap contracts (Note 1)	1,377
Unrealized depreciation on forward currency contracts (Note 1)	1,048,631
Collateral on securities loaned, at value (Note 1)	13,730,325
Collateral on certain derivative contracts, at value (Note 1)	2,399,468
Other accrued expenses	137,683
Total liabilities	27,108,947
Net assets	$928,119,164

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,020,535,101
Undistributed net investment income (Note 1)	219,766
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(197,157,910)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	104,522,207
Total — Representing net assets applicable to capital shares outstanding	$928,119,164
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Global Equity Fund     27

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($833,138,061 divided by 61,554,455 shares)	$13.53
	Offering price per class A share (100/94.25 of $13.53)*	$14.36
	Net asset value and offering price per class B share ($15,922,881 divided by 1,310,115 shares)**	$12.15
	Net asset value and offering price per class C share ($18,183,254 divided by 1,421,174 shares)**	$12.79
	Net asset value and redemption price per class M share ($11,963,086 divided by 922,919 shares)	$12.96
	Offering price per class M share (100/96.50 of $12.96)*	$13.43
	Net asset value, offering price and redemption price per class R share ($1,434,768 divided by 107,189 shares)	$13.39
	Net asset value, offering price and redemption price per class R5 share ($16,114 divided by 1,149 shares)	$14.02
	Net asset value, offering price and redemption price per class R6 share ($12,618,304 divided by 900,530 shares)	$14.01
	Net asset value, offering price and redemption price per class Y share ($34,842,696 divided by 2,493,557 shares)	$13.97
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28     Global Equity Fund

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $287,331)	$7,625,692
Interest (including interest income of $8,418 from investments in affiliated issuers) (Note 5)	8,985
Securities lending (Note 1)	54,274
Total investment income	7,688,951
EXPENSES
Compensation of Manager (Note 2)	3,257,716
Investor servicing fees (Note 2)	856,843
Custodian fees (Note 2)	41,542
Trustee compensation and expenses (Note 2)	13,626
Distribution fees (Note 2)	1,231,982
Administrative services (Note 2)	13,438
Other	188,393
Total expenses	5,603,540
Expense reduction (Note 2)	(51,846)
Net expenses	5,551,694
Net investment income	2,137,257

Net realized gain on investments (Notes 1 and 3)	25,938,102
Net realized gain on swap contracts (Note 1)	448,213
Net realized gain on foreign currency transactions (Note 1)	2,622,348
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	685,203
Net unrealized appreciation of investments and swap contracts during the period	20,413,392
Net gain on investments	50,107,258
Net increase in net assets resulting from operations	$52,244,515

The accompanying notes are an integral part of these financial statements.

Global Equity Fund     29

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$2,137,257	$5,969,806
	Net realized gain on investments and foreign currency transactions	29,008,663	110,420,202
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	21,098,595	(54,604,534)
	Net increase in net assets resulting from operations	52,244,515	61,785,474
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(4,719,968)	(3,649,488)
	Class B	—	—
	Class C	—	—
	Class M	(12,386)	—
	Class R	(5,194)	(2,827)
	Class R5	(132)	(107)
	Class R6	(99,416)	(81,621)
	Class Y	(267,791)	(198,620)
	Increase in capital from settlement payments	—	196,875
	Decrease from capital share transactions (Note 4)	(33,097,591)	(51,821,283)
	Total increase in net assets	14,042,037	6,228,403
	NET ASSETS
	Beginning of period	914,077,127	907,848,724
	End of period (including undistributed net investment income of $219,766 and $3,187,396, respectively)	$928,119,164	$914,077,127
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

30     Global Equity Fund

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Global Equity Fund     31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015**	$12.85	.03	.73	.76	(.08)	(.08)	—	—	$13.53	5.91*	$833,138	.60*	.24*	34*
October 31, 2014	12.07	.08	.75	.83	(.05)	(.05)	—	—[d,e]	12.85	6.92	820,387	1.27	.66	80
October 31, 2013	9.26	.03	2.86	2.89	(.08)	(.08)	—	—	12.07	31.37	823,261	1.33	.32	113
October 31, 2012	8.55	.05	.87	.92	(.21)	(.21)	—	—[d,f]	9.26	11.20	691,972	1.35	.55	117
October 31, 2011	8.41	.09	.13	.22	(.10)	(.10)	—[d]	.02[g,h]	8.55	2.85	721,575	1.38	1.02	87
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	—[d]	—[d,i]	8.41	10.87	796,770	1.42	1.29	125
Class B
April 30, 2015**	$11.52	(.01)	.64	.63	—	—	—	—	$12.15	5.47*	$15,923	.98*	(.13)*	34*
October 31, 2014	10.85	(.01)	.68	.67	—	—	—	—[d,e]	11.52	6.18	17,031	2.02	(.07)	80
October 31, 2013	8.33	(.04)	2.57	2.53	(.01)	(.01)	—	—	10.85	30.36	20,407	2.08	(.42)	113
October 31, 2012	7.69	(.02)	.80	.78	(.14)	(.14)	—	—[d,f]	8.33	10.43	19,831	2.10	(.21)	117
October 31, 2011	7.57	.02	.11	.13	(.03)	(.03)	—[d]	.02[g,h]	7.69	2.01	24,597	2.13	.25	87
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	—[d]	—[d,i]	7.57	10.15	34,938	2.17	.55	125
Class C
April 30, 2015**	$12.12	(.02)	.69	.67	—	—	—	—	$12.79	5.53*	$18,183	.98*	(.13)*	34*
October 31, 2014	11.43	(.01)	.70	.69	—	—	—	—[d,e]	12.12	6.04	17,675	2.02	(.11)	80
October 31, 2013	8.77	(.04)	2.71	2.67	(.01)	(.01)	—	—	11.43	30.43	13,638	2.08	(.43)	113
October 31, 2012	8.10	(.02)	.84	.82	(.15)	(.15)	—	—[d,f]	8.77	10.38	11,460	2.10	(.20)	117
October 31, 2011	7.97	.02	.13	.15	(.04)	(.04)	—[d]	.02[g,h]	8.10	2.14	11,987	2.13	.27	87
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	—[d]	—[d,i]	7.97	10.00	13,543	2.17	.54	125
Class M
April 30, 2015**	$12.28	—[d]	.69	.69	(.01)	(.01)	—	—	$12.96	5.65*	$11,963	.85*	(.01)*	34*
October 31, 2014	11.55	.02	.71	.73	—	—	—	—[d,e]	12.28	6.32	11,846	1.77	.16	80
October 31, 2013	8.85	(.02)	2.75	2.73	(.03)	(.03)	—	—	11.55	30.91	12,378	1.83	(.18)	113
October 31, 2012	8.18	—[d]	.84	.84	(.17)	(.17)	—	—[d,f]	8.85	10.59	11,050	1.85	.05	117
October 31, 2011	8.05	.05	.12	.17	(.06)	(.06)	—[d]	.02[g,h]	8.18	2.35	12,173	1.88	.52	87
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	—[d]	—[d,i]	8.05	10.29	13,348	1.92	.79	125
Class R
April 30, 2015**	$12.70	.02	.72	.74	(.05)	(.05)	—	—	$13.39	5.83*	$1,435	.73*	.12*	34*
October 31, 2014	11.94	.05	.74	.79	(.03)	(.03)	—	—[d,e]	12.70	6.62	1,361	1.52	.43	80
October 31, 2013	9.15	.01	2.83	2.84	(.05)	(.05)	—	—	11.94	31.14	1,194	1.58	.07	113
October 31, 2012	8.45	.02	.87	.89	(.19)	(.19)	—	—[d,f]	9.15	10.85	884	1.60	.28	117
October 31, 2011	8.31	.07	.13	.20	(.08)	(.08)	—[d]	.02[g,h]	8.45	2.65	1,180	1.63	.79	87
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	—[d]	—[d,i]	8.31	10.64	1,246	1.67	1.03	125
Class R5
April 30, 2015**	$13.33	.05	.76	.81	(.12)	(.12)	—	—	$14.02	6.10*	$16	.46*	.39*	34*
October 31, 2014	12.52	.13	.78	.91	(.10)	(.10)	—	—[d,e]	13.33	7.25	15.96		.96	80
October 31, 2013	9.56	.08	2.97	3.05	(.09)	(.09)	—	—	12.52	32.10	14.97		.69	113
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.31*	.31*	117
Class R6
April 30, 2015**	$13.33	.06	.75	.81	(.13)	(.13)	—	—	$14.01	6.12*	$12,618	.41*	.44*	34*
October 31, 2014	12.52	.14	.78	.92	(.11)	(.11)	—	—[d,e]	13.33	7.36	10,365.86		1.06	80
October 31, 2013	9.56	.09	2.96	3.05	(.09)	(.09)	—	—	12.52	32.16	9,404.87		.76	113
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.28*	.34*	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Global Equity Fund	Global Equity Fund	33

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
April 30, 2015**	$13.28	.05	.75	.80	(.11)	(.11)	—	—	$13.97	6.05*	$34,843	.48*	.37*	34*
October 31, 2014	12.47	.12	.77	.89	(.08)	(.08)	—	—[d,e]	13.28	7.19	35,398	1.02	.90	80
October 31, 2013	9.56	.06	2.95	3.01	(.10)	(.10)	—	—	12.47	31.76	27,553	1.08	.56	113
October 31, 2012	8.83	.07	.90	.97	(.24)	(.24)	—	—[d,f]	9.56	11.39	26,107	1.10	.78	117
October 31, 2011	8.68	.12	.13	.25	(.12)	(.12)	—[d]	.02[g,h]	8.83	3.12	21,462	1.13	1.27	87
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	—[d]	—[d,i]	8.68	11.30	20,286	1.17	1.54	125

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

f  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

i  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

The accompanying notes are an integral part of these financial statements.

34	Global Equity Fund	Global Equity Fund	35

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

36     Global Equity Fund

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

Global Equity Fund     37

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $18,314 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

38     Global Equity Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $554,686 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $323,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,730,325 and the value of securities loaned amounted to $12,977,051.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Global Equity Fund     39

At October 31, 2014, the fund had a capital loss carryover of $225,743,276 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$225,743,276	N/A	$225,743,276	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $842,203,071, resulting in gross unrealized appreciation and depreciation of $133,479,041 and $30,993,902, respectively, or net unrealized appreciation of $102,485,139.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

40     Global Equity Fund

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.341% of the fund’s average net assets before an increase of $151,922 (0.017% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$777,163
Class B	15,506
Class C	16,652
Class M	11,324
Class R	1,357
Class R5	12
Class R6	2,664
Class Y	32,165
Total	$856,843

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $679 under the expense offset arrangements and by $51,167 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $533, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Global Equity Fund     41

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,015,895
Class B	81,048
Class C	87,082
Class M	44,402
Class R	3,555
Total	$1,231,982

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,339 and $433 from the sale of class A and class M shares, respectively, and received $4,907 and $120 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$305,214,159	$315,967,679
U.S. government securities (Long-term)	—	—
Total	$305,214,159	$315,967,679

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	944,820	$12,441,239	3,160,662	$40,040,504
Shares issued in connection with reinvestment of distributions	344,447	4,419,250	274,442	3,419,554
	1,289,267	16,860,489	3,435,104	43,460,058
Shares repurchased	(3,561,994)	(46,573,069)	(7,789,720)	(98,927,545)
Net decrease	(2,272,727)	$(29,712,580)	(4,354,616)	$(55,467,487)

42     Global Equity Fund

	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	55,759	$659,164	151,404	$1,723,774
Shares issued in connection with reinvestment of distributions	—	—	—	—
	55,759	659,164	151,404	1,723,774
Shares repurchased	(224,335)	(2,638,339)	(552,775)	(6,272,805)
Net decrease	(168,576)	$(1,979,175)	(401,371)	$(4,549,031)

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	103,926	$1,305,841	437,030	$5,219,154
Shares issued in connection with reinvestment of distributions	—	—	—	—
	103,926	1,305,841	437,030	5,219,154
Shares repurchased	(140,534)	(1,731,273)	(172,718)	(2,080,374)
Net increase (decrease)	(36,608)	$(425,432)	264,312	$3,138,780

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	41,710	$523,987	17,769	$215,652
Shares issued in connection with reinvestment of distributions	986	12,139	—	—
	42,696	536,126	17,769	215,652
Shares repurchased	(84,328)	(1,074,500)	(125,300)	(1,531,689)
Net decrease	(41,632)	$(538,374)	(107,531)	$(1,316,037)

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	33,730	$438,118	43,468	$546,619
Shares issued in connection with reinvestment of distributions	392	4,985	228	2,818
	34,122	443,103	43,696	549,437
Shares repurchased	(34,064)	(448,569)	(36,606)	(455,076)
Net increase (decrease)	58	$(5,466)	7,090	$94,361

	Six months ended 4/30/15		Year ended 10/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	10	132	8	107
	10	132	8	107
Shares repurchased	—	—	—	—
Net increase	10	$132	8	$107

Global Equity Fund     43

	Six months ended 4/30/15		Year ended 10/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	145,979	$2,041,104	82,437	$1,084,088
Shares issued in connection with reinvestment of distributions	7,497	99,416	6,337	81,621
	153,476	2,140,520	88,774	1,165,709
Shares repurchased	(30,388)	(408,497)	(62,341)	(828,089)
Net increase	123,088	$1,732,023	26,433	$337,620

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	260,532	$3,518,211	851,616	$11,111,806
Shares issued in connection with reinvestment of distributions	18,932	250,469	14,941	191,998
	279,464	3,768,680	866,557	11,303,804
Shares repurchased	(450,727)	(5,937,399)	(410,415)	(5,363,400)
Net increase (decrease)	(171,263)	$(2,168,719)	456,142	$5,940,404

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,149	100.0%	$16,114
Class R6	1,152	0.1	16,140

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$36,501,807	$136,282,822	$161,785,646	$8,418	$10,998,983
Totals	$36,501,807	$136,282,822	$161,785,646	$8,418	$10,998,983

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

44     Global Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$217,300,000
OTC total return swap contracts (notional)	$3,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$2,635,677	Payables	$1,048,631
Equity contracts	Receivables	—	Payables	1,377
Total		$2,635,677		$1,050,008

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$2,704,464	$—	$2,704,464
Equity contracts	—	448,213	$448,213
Total	$2,704,464	$448,213	$3,152,677

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$633,475	$—	$633,475
Equity contracts	—	(250,202)	$(250,202)
Total	$633,475	$(250,202)	$383,273

Global Equity Fund     45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	169,497	581,074	848,086	378,086	144,535	88,278	170,719	157,817	97,585	2,635,677
Total Assets	$169,497	$581,074	$848,086	$378,086	$144,535	$88,278	$170,719	$157,817	$97,585	$2,635,677
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	1,377	—	—	—	1,377
Forward currency contracts#	495,413	—	—	62,239	—	101,917	384,473	4,589	—	1,048,631
Total Liabilities	$495,413	$—	$—	$62,239	$—	$103,294	$384,473	$4,589	$—	$1,050,008
Total Financial and Derivative Net Assets	$(325,916)	$581,074	$848,086	$315,847	$144,535	$(15,016)	$(213,754)	$153,228	$97,585	$1,585,669
Total collateral received (pledged)†##	$(323,000)	$570,000	$580,000	$315,847	$144,535	$250,000	$—	$14,280	$—
Net amount	$(2,916)	$11,074	$268,086	$—	$—	$(265,016)	$(213,754)	$138,948	$97,585

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46	Global Equity Fund	Global Equity Fund	47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

48     Global Equity Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Equity Fund     49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50     Global Equity Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Equity Fund     51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

52     Global Equity Fund

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA006
294693 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015